UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CELSUS THERAPEUTICS PLC

(Exact name of Registrant as specified in its charter)

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 CELSUS THERAPEUTICS PLC

The Gridiron Building
One Pancras Square
C/O Pearl Cohen Zedek Latzer Baratz UK LLP
London, N1C 4AG, United Kingdom
+44-203-318-3004

 NOTICE OF ADJOURNMENT OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO 1:00 PM EASTERN TIME ON JULY 15, 2015 AT

24 WEST 40TH STREET, 8TH FLOOR, NEW YORK, NEW YORK, 10018

To our shareholders:

NOTICE IS HEREBY GIVEN that the annual general meeting of shareholders of Celsus Therapeutics Plc, a public limited company registered in England & Wales, previously scheduled for Monday, June 29, 2015, at 1:00 pm ET, at 24 West 40th Street, 8th Floor, New York, New York, 10018, has been adjourned and rescheduled for Wednesday July 15, 2015 at 1:00 pm Eastern Time at the Company’s principal U.S. offices located 24 West 40th Street, 8th Floor, New York, New York, 10018. The meeting was adjourned and rescheduled because there were insufficient shareholders present in person or represented by proxy to constitute a quorum for the purposes of the NASDAQ listing rules on the originally scheduled meeting date.

A proxy statement, dated May 29, 2015 (the “Proxy Statement”), was mailed to you in connection with the 2015 annual general meeting of shareholders of Celsus Therapeutics Plc (the “Annual Meeting”). As described above, the Annual Meeting was adjourned on June 29, 2015 and will reconvene on July 15, 2015. This notice supplements and amends the Proxy Statement solely with respect to the date, time and place of the Annual Meeting. Matters to be acted upon at the reconvened meeting remain as described in the Proxy Statement.

All shareholders are cordially invited to attend the rescheduled meeting in person. Whether or not you plan to attend, all shareholders who have not yet voted are strongly encouraged to vote immediately. Shareholders may vote by completing and returning their proxy card in accordance with the instructions included with the Proxy Statement, or by attending the Annual Meeting in person.

Sincerely,

Gur Roshwalb

Chief Executive Officer and Director

New York, New York

June 29, 2015

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE PROXY STATEMENT CAREFULLY AND SUBMIT YOUR PROXY ACCORDING TO THE INSTRUCTIONS SET OUT ON THE PROXY CARD.

***YOUR IMMEDIATE ACTION IS REQUESTED***

The Annual General Meeting of Celsus Therapeutics has Been Adjourned

Please Vote Your Shares for the July 15th Annual General Meeting Today!

June 29, 2015

Dear Celsus Therapeutics Shareholder:

We recently mailed to you proxy materials for the Annual General Meeting of Celsus Therapeutics Plc. shareholders scheduled to be held on July 15, 2015. Your vote is extremely important. Since time is short before the Annual General Meeting, we request that you vote your shares by Internet or telephone. You will need your 16-digit control number, which appears on the right hand side of the enclosed voting instruction form. If you have any questions, please call your broker or call Morrow & Co. toll free at 800-662-5200.

Time is Short, Please Vote Your Shares Today!

Please vote each and every voting instruction form you receive since you may hold shares in multiple accounts. In the event that two proxies are received from you, the one bearing the latest date will be counted, as it automatically revokes all prior proxies.

Thank you for voting.

If you have questions or need assistance voting your shares, you should contact:

Morrow & Co., LLC

Brokers call collect: (203) 658-9400

Stockholders call toll free: (800) 662-5200